Seasons Series Trust


  Supplement to the Prospectus dated July 28, 1998



  On January 1, 1999, SunAmerica Inc., pursuant to the terms of an agreement entered into with American International Group, Inc. ("AIG"), merged with and into AIG, and consequently, SunAmerica Asset Management Corp. ("SAAMCo"), which acts as investment adviser of Seasons Series Trust (the "Trust"), became an indirect wholly owned subsidiary of AIG. In connection therewith, on December 30, 1998, shareholders approved a new investment advisory and management agreement with SAAMCo, and new subadvisory agreements, where applicable, all to take effect on January 1st. The new agreements have no effect on the fees or expenses payable by the Trust or its shareholders.













                                Dated:    January 4, 1999